Exhibit 10.4

SECURITY AGREEMENT

(Intellectual Property)

This Security Agreement (the “Security Agreement”) is made between Sielox, LLC, a Delaware limited liability company (“Borrower”), and Summit Financial Resources, L.P., a Hawaii limited partnership (“Lender”), pursuant to a Loan and Security Agreement between Lender and Borrower dated August 17, 2009 (the “Loan Agreement”).

For good and valuable consideration, receipt of which is hereby acknowledged, Borrower and Lender hereby agree as follows:

1.

Definitions.  Except as otherwise provided herein, terms defined in the Loan Agreement shall have the same meanings when used herein.  Terms defined in the singular shall have the same meaning when used in the plural and vice versa.  Terms defined in the Uniform Commercial Code which are used herein shall have the meanings set forth in the Uniform Commercial Code, except as expressly defined otherwise.  As used herein, the term:

“Collateral” means the collateral described in Section 2, Grant of Security Intrerest.

“Default Rate” means the default interest rate provided in the Promissory Notes.

“Intellectual Property” shall have the meaning set forth in Section 2, Grant of Security Intrerest.

“Liquidation Costs” means the reasonable costs and out of pocket expenses incurred by Lender in obtaining possession of any Collateral, in storage and preparation for sale, lease or other disposition of any Collateral, in the sale, lease, or other disposition of any or all of the Collateral, and/or otherwise incurred in foreclosing on any of the Collateral, including, without limitation, (a) reasonable attorneys fees and legal expenses, (b) transportation and storage costs, (c) advertising costs, (d) sale commissions, (e) sales tax and license fees, (f) costs for improving or repairing any of the Collateral, and (g) costs for preservation and protection of any of the Collateral.

“Patents” shall have the meaning set forth in Section 2, Grant of Security Intrerest.

“Permitted Encumbrances” means liens for taxes and assessments not yet due and payable or, if due and payable, those being contested in good faith by appropriate proceedings and for which appropriate reserves are maintained, security interests and liens created by the Loan Documents, and security interests and liens authorized in writing by Lender.

“Trade Secrets” shall have the meaning set forth in Section 2, Grant of Security Intrerest.

“Trademarks” shall have the meaning set forth in Section 2, Grant of Security Intrerest.

“Uniform Commercial Code” means the Uniform Commercial Code as adopted now or in the future in the State of Utah.

2.

Grant of Security Interest.

a.

Patents.  Borrower hereby grants to Lender a security interest in all right, title and interest of Borrower in and to the patent applications and patents listed on the Schedule of Patents hereto, which is incorporated herein by reference, including, without limitation, all proceeds thereof (such as, by way of example, license royalties and proceeds of infringement suits), the right to sue for past, present and future infringements, all rights corresponding thereto throughout the world, and all reissues, divisions, continuations, renewals, extensions, and continuations-in-part thereof (collectively, the “Patents”).

b.

Trademarks.  Borrower hereby grants to Lender a security interest in all right, title and interest of Borrower in and to the trademark applications and trademarks listed on the Schedule of Trademarks hereto, which is incorporated herein by reference, including, without limitation, all renewals thereof, all proceeds thereof (such as, by way of example, license royalties and proceeds of infringement suits), the right to sue for past, present and future infringements, and all rights corresponding thereto throughout the world (collectively, the “Trademarks”), and the good will of the business to which each of the Trademarks relates.

c.

Trade Secrets.  Borrower hereby grants to Lender a security interest in all of Borrower’s trade secrets and other proprietary information, now existing or created in the future, and all proceeds thereof (collectively, the “Trade Secrets”).

d.

Intellectual Property.  Borrower hereby grants to Lender a security interest in all general intangibles of Borrower, presently existing or hereafter created, including general intangibles as defined in the Uniform Commercial Code, trademarks, service marks, business names, and goodwill relating thereto, copyrights (including, without limitation, copyrights for computer programs), whether or not published, unpatented inventions (whether or not patentable), patents, patent applications, all internet domain names and addresses, license agreements relating to any of the foregoing and all royalties and other income therefrom, books, records, computer tapes, disks and drives, flow diagrams, specification sheets, source codes, object codes, and all other physical manifestations of the foregoing, the right to sue for all past, present and future infringements of the foregoing, any and all claims for damages relating thereto, all rents, profits and issues thereof, and all proceeds thereof (collectively, the “Intellectual Property”).

The Patents, Trademarks, Trade Secrets, and Intellectual Property are collectively referred to herein as the “Collateral”.

Borrower and Lender acknowledge their mutual intentions that the security interests contemplated herein are given as a contemporaneous exchange for new value to Borrower, regardless of when advances to Borrower are actually made or when the Collateral is created or acquired.

3.

Debts Secured.  The security interest granted by this Security Agreement shall secure all of Borrower’s present and future debts, obligations, and liabilities of whatever nature to Lender, including, without limitation, (a) the Promissory Note (Accounts Receivable Financing) of Borrower in favor of Lender dated August 17, 2009, in the original principal amount of one million five hundred thousand dollars ($1,500,0000), and all renewals, extensions, modifications and replacements thereof (including any which increase the original principal amount), (b) the Promissory Note (Inventory Financing) of Borrower in favor of Lender dated August 17, 2009, in the original principal amount of five hundred thousand dollars ($500,0000), and all renewals, extensions, modifications and replacements thereof (including any which increase the original principal amount), (c) all obligations of Borrower arising from or relating to the Loan Documents, including, without limitation, this Security Agreement, (d) advances of the same kind and quality or relating to this transaction, and (e) transactions singed by Borrower in which the documents evidencing the indebtedness refer to this grant of security interest as providing security therefor.

Borrower and Lender expressly acknowledge their mutual intent that the security interests created by this Security Agreement secure any and all present and future debts, obligations, and liabilities of Borrower to Lender without any limitation whatsoever.

4.

Location of Borrower and Collateral.  Borrower represents and warrants that:

a.

Borrower is a limited liability company organized under the laws of the State of Delaware.

b.

The complete and exact name of Borrower is Sielox, LLC.

c.

The organizational identification number, if any, assigned to Borrower by Borrower’s state of organization is 4027800.

d.

During the five (5) years preceding the date of this Security Agreement:

(i)

Borrower has not been known by nor used any legal, fictitious or trade name;

(ii)

Borrower has not changed its name in any respect;

(iii)

Borrower has not been the surviving entity of a merger or consolidation;

(iv)

Borrower has not acquired all or substantially all of the assets of any person or entity.

e.

Borrower’s chief executive office is located at 170 East Ninth Avenue, Runnemede, New Jersey 08078.

f.

During the five (5) years preceding the date of this Security Agreement, there has not been any change in any of the above locations.

Borrower agrees that it will not change its state of organization, any of the above locations or create any new locations for such matters without giving Lender at least thirty (30) days prior written notice thereof.

5.

Representations and Warranties Concerning Collateral.  Borrower represents and warrants that:

a.

Borrower is the sole owner of the Collateral.

b.

The Collateral is not subject to any license, security interest, lien, assignment, or other encumbrance of any nature whatsoever except for nonexclusive licenses granted in the ordinary course of business and Permitted Encumbrances.

c.

All information set forth in the Schedules attached hereto is correct, accurate, and complete.

d.

Each of the Patents is valid and enforceable.  No claim has been made that the use of any of the Patents violates or may violate the rights of any person or entity.  Borrower has used proper statutory notice in connection with all uses of the Patents.

e.

Each of the Trademarks is valid and enforceable.  No claim has been made that the use of any of the Trademarks violates or may violate the rights of any person or entity.  Borrower has used proper statutory notice in connection with all uses of the Trademarks.  Borrower has used consistent standards of quality in the manufacture of products and in providing services sold under the Trademarks.

f.

Except as set forth on the attached Schedule of Patents, and Schedule of Trademarks, Borrower has no right, title, or interest in, or license to use, any patents, patent applications, unpatented inventions, trademarks, or copyrights which are material to the operation and conduct of Borrower’s business as presently operated and conducted and as anticipated to be operated and conducted, except that Borrower has the rights to use the patent related to the Performa and Mirage access control cards.

6.

Covenants Concerning Collateral.  Borrower covenants that:

a.

Borrower will keep the Collateral free and clear of any and all security interests, liens, assignments or other encumbrances and licenses, except nonexclusive licenses granted in the ordinary course of business and Permitted Encumbrances.

b.

Borrower hereby authorizes Lender to file UCC Financing Statements concerning the Collateral.  Borrower agrees to execute and deliver any documents (properly endorsed, if necessary) reasonably requested by Lender for perfection or enforcement of any security interest or lien, and to give good faith, diligent cooperation to Lender, and to perform such other acts reasonably requested by Lender for perfection and enforcement of any security interest or lien.  Lender is authorized to file, record, or otherwise utilize such documents as it deems necessary to perfect and/or enforce any security interest or lien granted hereunder.

c.

Borrower shall promptly advise Lender of any material change in the Collateral, any material claim concerning the Collateral, including without limitation, the development of any new Collateral or any modification to the Collateral, any claim of infringement, any claim challenging the validity or enforceability of any Collateral, and any other event which may have a material, adverse effect upon any of the Collateral and/or the rights and remedies of Lender concerning the Collateral.

d.

Borrower shall promptly apply for a patent for all new inventions which are patentable with the United States Patent and Trademark Office and promptly advise Lender of the filing of the application for such patent.  Borrower shall use proper statutory notice in connection with all uses of the Patents.

e.

Borrower shall promptly register all new trademarks which are eligible for registration with the United States Patent and Trademark Office and promptly advise Lender of the filing of the application for such registration. Borrower shall use proper statutory notice in connection with all uses of the Trademarks.  Borrower shall use consistent standards of quality in the manufacture of products and in providing services sold under the Trademarks.

7.

Patent Provisions.  So long as any obligations secured by this Security Agreement are outstanding and unpaid, if Borrower shall obtain any rights to any new patentable inventions, or become entitled to the benefit of any patent application or patent for any reissue, division, continuation, renewal, extension, or continuation-in-part of any Patents or any improvement on any Patent, this Security Agreement shall automatically apply thereto and Borrower shall give Lender prompt notice thereof in writing.

Borrower hereby authorizes Lender to modify this Security Agreement by amending the Schedule of Patents to include any future patents and patent applications of Borrower.

Borrower shall have the duty, through counsel acceptable to Lender, to prosecute diligently any patent applications currently pending or hereafter filed, to make application on unpatented but patentable inventions, and to preserve and maintain all rights in patent applications and patents, including, without limitation, payment of all maintenance fees.  Any expenses incurred in connection with such actions shall be paid by Borrower.  Borrower shall not abandon any right to file a patent application, any pending patent application, or any patent without the written consent of Lender.

So long as no event of default has occurred under this Security Agreement, Borrower shall have the right, with the consent of Lender, to bring suit in its own name, and to join Lender, if necessary, as a party to such suit so long as Lender is satisfied that such joinder will not subject Lender to any risk of liability, to enforce the Patents and any licenses thereunder.  Borrower shall promptly, upon demand, reimburse and indemnify Lender for all damages, costs and expenses, including legal fees, incurred by Lender pursuant to this Section 7.

8.

Trademark Provisions.  Borrower hereby grants Lender and its representatives the right to visit Borrower’s offices, plants, and facilities to inspect products, materials, and quality control records relating to the Trademarks at reasonable times during regular business hours.  Borrower shall do any and all acts requested by Lender to insure consistent standards of quality in the manufacture of products and in providing services sold under the Trademarks.

Borrower authorizes Lender to modify this Security Agreement by amending the Schedule of Trademarks to include any future trademarks and trademark applications of Borrower.

Borrower shall have the duty, through counsel acceptable to Lender, to prosecute diligently any trademark applications currently pending or hereafter filed, to make federal application on unregistered but registerable Trademarks, to file and prosecute opposition and cancellation proceedings, and to do any and all acts which are necessary or desirable to preserve and maintain all rights in the Trademarks, including, without limitation, filing declarations and renewals of registrations.  Any expenses incurred in connection with such actions shall be paid by Borrower.  Borrower shall not abandon any Trademark or application for registration of a Trademark without the written consent of Lender.

So long as no event of default has occurred under this Security Agreement, Borrower shall have the right, with the written consent of Lender, to bring any opposition proceedings, cancellation proceedings, or lawsuit in its own name to protect or enforce the Trademarks, and to join Lender, if necessary, as a party to such suit so long as Lender is satisfied that such joinder will not subject Lender to any risk of liability.  Borrower shall promptly, upon demand, reimburse and indemnify Lender for all damages, costs and expenses, including legal fees, incurred by Lender pursuant to this Section 8.

9.

Right to Perform for Borrower.  Lender may, in its sole discretion and without any duty to do so, elect to discharge taxes, tax liens, security interests, or any other encumbrance upon the Collateral, perform any duty or obligation of Borrower, pay filing, recording, insurance and other charges payable by Borrower, or provide insurance as provided herein if Borrower fails to do so.  Any such payments advanced by Lender shall be repaid by Borrower upon demand, together with interest thereon from the date of the advance until repaid, both before and after judgment, at the Default Rate.

Borrower hereby authorizes and empowers Lender to make, constitute and appoint any officer or agent of Lender, as Lender may select in its exclusive discretion, as Borrower’s true and lawful attorney-in-fact, with the power to endorse Borrower’s name on all applications, documents, papers and instruments necessary for Lender to use, preserve, or protect the Collateral, or to grant or issue any exclusive or nonexclusive license under the Collateral to any third person, or necessary for Lender to assign, pledge, convey or otherwise transfer title in or dispose of the Collateral to any third person, provided, however, that such power may not be exercised prior to the occurrence of an event of default hereunder.  Borrower hereby ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof.  This power of attorney shall be irrevocable so long as any obligations secured hereby are outstanding and unpaid.

10.

Default.  Time is of the essence of this Security Agreement.  The occurrence of any Event of Default shall constitute a default under this Security Agreement.

No course of dealing or any delay or failure to assert any default shall constitute a waiver of that default or of any prior or subsequent default.

11.

Remedies.  Upon the occurrence of an Event of Default, Lender shall have the following rights and remedies, in addition to all other rights and remedies existing at law, in equity, or by statute or provided in the Loan Documents:

a.

Lender shall have all the rights and remedies available under the Uniform Commercial Code;

b.

Lender shall have the right to enter upon any premises where the Collateral or records relating thereto may be and take possession of the Collateral and such records;

c.

Upon request of Lender, Borrower shall, at the expense of Borrower, assemble the Collateral and records relating thereto at a place designated by Lender and tender the Collateral and such records to Lender;

d.

Lender may obtain the appointment of a receiver of the business, property and assets of Borrower and Borrower hereby consents to the appointment of Lender or such person as Lender may designate as such receiver; and

e.

Lender may sell, lease or otherwise dispose of any or all of the Collateral and, after deducting the Liquidation Costs, apply the remainder to pay, or to hold as a reserve against, the obligations secured by this Security Agreement.

Borrower shall be liable for all deficiencies owing on any obligations secured by this Security Agreement after liquidation of the Collateral.  Lender shall not have any obligation to prepare any Collateral for sale, lease or other disposition.

The rights and remedies herein conferred are cumulative and not exclusive of any other rights and remedies and shall be in addition to every other right, power and remedy herein specifically granted or hereafter existing at law, in equity, or by statute which Lender might otherwise have, and any and all such rights and remedies may be exercised from time to time and as often and in such order as Lender may deem expedient.  No delay or omission in the exercise of any such right, power or remedy or in the pursuance of any remedy shall impair any such right, power or remedy or be construed to be a waiver thereof or of any default or to be an acquiescence therein.

In the event of breach or default under the terms of this Security Agreement, Borrower agrees to pay all costs and expenses, including reasonable attorneys fees and legal expenses, incurred by or on behalf of Lender in enforcing, or exercising any remedies under, this Security Agreement, and any other rights and remedies.  Additionally, Borrower agrees to pay all Liquidation Costs.  Any and all such costs, expenses, and Liquidation Costs shall be payable by Borrower upon demand, together with interest thereon from the date of the advance until repaid, both before and after judgment, at the Default Rate.

Regardless of any breach or default, Borrower agrees to pay all expenses, including reasonable attorneys fees and legal expenses, incurred by Lender in any bankruptcy proceedings of any type involving Borrower, the Collateral, or this Security Agreement, including, without limitation, expenses incurred in modifying or lifting the automatic stay, determining adequate protection, use of cash collateral, or relating to any plan of reorganization.

12.

Notices.  All notices or demands by any party hereto shall be in writing and shall be sent as provided in the Loan Agreement.

13.

Indemnification.  Borrower shall indemnify Lender for any and all claims and liabilities, and for damages which may be awarded or incurred by Lender and for all reasonable attorneys fees, legal expenses, and other out-of-pocket expenses incurred in defending such claims, arising from or related in any manner to the negotiation, execution, or performance by Lender of this Security Agreement, but excluding any claims and liabilities based upon breach or default by Lender under this Security Agreement or upon the gross negligence or willful misconduct of Lender.

Lender shall have the sole and complete control of the defense of any such claims.  Lender is hereby authorized to settle or otherwise compromise any such claims as Lender in good faith determines shall be in its best interests.

14.

Jury Waiver; Exclusive Jurisdiction of Utah Courts.

BORROWER HEREBY IRREVOCABLY WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, PROCEEDING, CLAIM OR COUNTERCLAIM, WHETHER IN CONTRACT OR IN TORT, AT LAW OR IN EQUITY, ARISING OUT OF OR IN ANY WAY RELATED TO THIS SECURITY AGREEMENT.

Borrower acknowledges that by execution and delivery of this Security Agreement, Borrower has transacted business in the State of Utah, and Borrower hereby voluntarily submits to, consents to, and waives any defense to the jurisdiction of courts located in the State of Utah as to all matters relating to or arising from this Security Agreement.

EXCEPT AS EXPRESSLY AGREED IN WRITING BY LENDER, THE STATE AND FEDERAL COURTS LOCATED IN THE STATE OF UTAH SHALL HAVE SOLE AND EXCLUSIVE JURISDICTION OF ANY AND ALL CLAIMS, DISPUTES, AND CONTROVERSIES ARISING UNDER OR RELATING TO THIS SECURITY AGREEMENT.  NO LAWSUIT, PROCEEDING, ALTERNATIVE DISPUTE RESOLUTION, OR ANY OTHER ACTION RELATING TO OR ARISING UNDER THIS SECURITY AGREEMENT MAY BE COMMENCED OR PROSECUTED IN ANY OTHER FORUM, EXCEPT AS EXPRESSLY AGREED IN WRITING BY LENDER.

15.

General.  This Security Agreement is made for the sole and exclusive benefit of Borrower and Lender and is not intended to benefit any third party.  No such third party may claim any right or benefit or seek to enforce any term or provision of this Security Agreement.

Lender and its officers, directors, employees, representatives, agents, and attorneys, shall not be liable to Borrower or any guarantor for consequential damages arising from or relating to any breach of contract, tort, or other wrong in connection with or relating to this Security Agreement or the Collateral.

If the incurring of any debt by Borrower or the payment of any money or transfer of property to Lender by or on behalf of Borrower or any guarantor should for any reason subsequently be determined to be “voidable” or “avoidable” in whole or in part within the meaning of any state or federal law (collectively “voidable transfers”), including, without limitation, fraudulent conveyances or preferential transfers under the United States Bankruptcy Code or any other federal or state law, and Lender is required to repay or restore any voidable transfers or the amount or any portion thereof, or upon the advice of Lender’s counsel is advised to do so, then, as to any such amount or property repaid or restored, including all reasonable costs, expenses, and attorneys fees of Lender related thereto, the liability of Borrower and any guarantor, and each of them, and this Security Agreement, shall automatically be revived, reinstated and restored and shall exist as though the voidable transfers had never been made.

This Security Agreement shall be governed by and construed in accordance with the laws of the State of Utah.

Any provision of this Security Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction only, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

All references in this Security Agreement to the singular shall be deemed to include the plural if the context so requires and vice versa.  References in the collective or conjunctive shall also include the disjunctive unless the context otherwise clearly requires a different interpretation.

All agreements, representations, warranties and covenants made by Borrower shall survive the execution and delivery of this Security Agreement, the filing and consummation of any bankruptcy proceedings, and shall continue in effect so long as any obligation to Lender contemplated by this Security Agreement is outstanding and unpaid, notwithstanding any termination of this Security Agreement.  All agreements, representations, warranties and covenants in this Security Agreement shall bind the party making the same and its heirs and successors, and shall be to the benefit of and be enforceable by each party for whom made and their respective heirs, successors and assigns.

This Security Agreement, together with the Loan Documents, constitute the entire agreement between Borrower and Lender as to the subject matter hereof and may not be altered or amended except by written agreement signed by Borrower and Lender.  All other prior and contemporaneous agreements, arrangements, and understandings between the parties hereto as to the subject matter hereof are, except as otherwise expressly provided herein, rescinded.

Dated: August 17, 2009.

[Remainder of Page Intentionally Left Blank]

Lender:		Borrower:

By:	/s/ Mark J. Picillo	By:	/s/ James Pritchett
Name:	Mark J. Picillo	Name:	James Pritchett
Title:	Senior Vice President	Title:	Chairman

		By:	/s/ Melvyn Brunt
		Name:	Melvyn Brunt
		Title:	Secretary

CERTIFICATE OF ACKNOWLEDGMENT

STATE OF New Jersey     )

:  ss.

COUNTY OF Camden     )

Before me, the undersigned, a Notary Public in and for the county aforesaid, on this 17 day of August, 2009, personally appeared Melvyn Brunt to me known personally, and who, being by me duly sworn, deposes and says that he/she is the Secretary of Sielox, LLC, a Delaware limited liability company, the Borrower in the foregoing Security Agreement (Intellectual Property), and that said instrument was signed and sealed on behalf of said Borrower, and said Secretary officer acknowledged said instrument to be the free act and deed of said Borrower.

NOTARY PUBLIC

My Commission Expires:                                                    Residing at: Jennifer McInty

6/1/2013

STATE OF Texas     )

:  ss.

COUNTY OF Denton     )

Before me, the undersigned, a Notary Public in and for the county aforesaid, on this 17 day of August, 2009, personally appeared James Pritchett to me known personally, and who, being by me duly sworn, deposes and says that he/she is the Chairman of Sielox, LLC, a Delaware limited liability company, the Borrower in the foregoing Security Agreement (Intellectual Property), and that said instrument was signed and sealed on behalf of said Borrower, and said Chairman acknowledged said instrument to be the free act and deed of said Borrower.

NOTARY PUBLIC

My Commission Expires:                                                    Residing at: S Mathews      851 N McArthur Blvd Coppell, Texas 75019

9/29/2012.

SCHEDULE OF PATENTS

Patent Description	Country	Serial No.	Filing Date	Patent Date	Status
Systems and Method for Adjusting Access Control Based on Homeland Security Levels	USA	US 7,280,030 B1	10/24/2004	10/9/2007	Active

Access and Security Control System and Method	USA	US 7,568,108 B2	2/28/2005	7/28/2009	Active

SCHEDULE OF TRADEMARKS

Trademark Description	Country	Serial No.	Registration No.	Status

SIELOX	USA	78-758705	3295334	Registered

FILE MASTER	USA	76-447363	2957481	Registered

LANLINK	USA	76-613781	3395272	Registered

THRESHOLDACCESS	USA	76-617046	3033840	Registered

PINNACLE	USA	76-351094	3358297	Registered

PROXIMITY PLUS	USA	76-249298	2698513	Registered

THRESHOLD ENTERPRISE	USA	76-106052	2776132	Registered

PERFORMA	USA	75-620430	2349126	Registered

MIRAGE SG	USA	74-352354	1841256	Renewed

THRESHOLD	USA	73-756121	1545229	Registered

MIRAGE	USA	73-756996	1564238	Registered